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CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.  ASTERISKS DENOTE SUCH OMISSIONS.

                                                                EXHIBIT 10.69


                   SALE, ASSIGNMENT AND ASSUMPTION AGREEMENT
                   -----------------------------------------

         AGREEMENT (the "Agreement") effective as of July 1, 1994 between AHP IL-12 CORPORATION, a Nevada corporation having its principal place of business at Five Giralda Farms, Madison, New Jersey 07940 (hereinafter referred to as "AHP Sub"), and GI DRUG DESIGN, INC., a Delaware corporation having its principal place of business at 87 CambridgePark Drive, Cambridge, Massachusetts 02140 (hereinafter referred to as "GI Sub").

                                  INTRODUCTION
                                  ------------
         1. AHP Sub and GI Sub have entered into a Partnership Agreement effective as of July 1, 1994 (the "Partnership Agreement") to form a general partnership (the "Partnership") to provide for the development and commercialization of IL-12 (as defined in the Partnership Agreement) in the Territory (as defined in the Partnership Agreement).
         2. GI Sub has entered into a License Agreement effective as of July 1, 1994 (the "License Agreement") with Genetics Institute, Inc. ("GI") pursuant to which GI has exclusively licensed its patent rights and know-how rights relating to IL-12 to GI Sub.
         3. Pursuant to an Assignment and Assumption Agreement effective as of July 1, 1994 among GI, GI Sub and the Partnership, GI Sub has assigned the License Agreement to the Partnership.
         4. In exchange for the assignment of the License Agreement and its cash contribution of ************ to the capital of the Partnership, GI Sub has acquired an interest in the Partnership.
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CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.  ASTERISKS DENOTE SUCH OMISSIONS.

     5. In exchange for its cash contribution of ************ to the capital of the Partnership, AHP Sub has acquired an interest in the Partnership.
     6. AHP Sub desires to purchase from GI Sub and GI Sub desires to sell to AHP Sub a portion of GI Sub's interest in the Partnership with the result that AHP Sub and GI Sub will each own a 50% interest in the Partnership.
     In consideration of the mutual covenants and promises contained in this Agreement and other good and valuable consideration, the parties agree as follows:

                            ARTICLE I. DEFINITIONS
                            ----------------------
     All capitalized terms not expressly defined in this Agreement shall have the meaning assigned to them in the Partnership Agreement and the License Agreement.

                 ARTICLE II. SALE, ASSIGNMENT AND ASSUMPTION
                 -------------------------------------------
     2.1. SALE AND ASSIGNMENT. GI Sub hereby sells, ssigns, transfers and conveys to AHP Sub all of its right, title and interest in and to that portion of GI Sub's interest in the Partnership as is necessary to equalize the ownership of the Partnership by AHP Sub and GI Sub (the "Partial Interest"), including, without limitation, all allocations of profits and losses, and distributions of cash or other property, represented by the Partial Interest.
     2.2 ASSUMPTION. AHP Sub hereby purchases and accepts the foregoing sale and assignment of the Partial Interest, and hereby agrees to assume and fully perform, pay and discharge, any and all rights, obligations and interests associated with the Partial Interest.
     2.3 PURCHASE PRICE. In consideration of the foregoing sale and assignment, AHP Sub agrees to pay GI Sub the consideration set forth on SCHEDULE A to this Agreement.

                      ARTICLE III.  CONSENT AND AMENDMENT
                      -----------------------------------
     3.1. CONSENT. AHP Sub hereby consents to the foregoing sale, assignment and assumption of the Partial Interest.
     3.2. AMENDMENT. In connection with the foregoing sale, assignment and assumption of the Partial Interest, AHP Sub and GI Sub hereby amend Section 6.1(b) of the Partnership Agreement to read in its entirety as follows:
         "(b) On or before the first day of each fiscal quarter or at such other times as the Steering Committee shall determine, AHP Sub and GI Sub shall contribute to the Partnership an amount equal to their respective percentage shares ("Percentage Shares") of the Partnership's capital requirements for the following fiscal quarter as shown in the applicable Annual Budget, as such Annual Budget may be adjusted from time to time. For purposes of this Agreement, the Percentage Share of AHP Sub shall be equal to fifty percent (50%) and the Percentage Share of GI Sub shall be equal to fifty percent (50%)."


                 ARTICLE IV.  REPRESENTATIONS AND WARRANTIES
                 -------------------------------------------
     4.1. REPRESENTATIONS OF AHP SUB. AHP Sub hereby represents and warrants to GI Sub as follows:
           (a) ORGANIZATION AND STANDING. AHP Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and



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authority to conduct its business as presently conducted and as proposed to be conducted by it. AHP Sub has full corporate power and authority to enter into and perform this Agreement and to carry out the transactions contemplated by this Agreement.
          (b) AUTHORITY FOR AGREEMENT. The execution, delivery and performance by AHP Sub of this Agreement have been duly authorized by all necessary corporate action, and this Agreement has been duly executed and delivered by AHP Sub. This Agreement constitutes the valid and binding obligation of AHP Sub enforceable in accordance with its terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization or similar laws affecting generally the enforcement of creditors' rights and subject to a court's discretionary authority with respect to the granting of a decree ordering specific performance or other equitable remedies. The execution of and performance of this Agreement and compliance with its provisions by AHP Sub will not violate any provision of law and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, the charter documents or by-laws of American Home Products Corporation ("AHP") or AHP Sub or any indenture, lease, agreement or other instrument to which AHP or AHP Sub is a party or by which they or any of their respective properties are bound, or any decree, judgment, order, statute, rule or regulation applicable to AHP or AHP Sub.
          (c) GOVERNMENTAL CONSENTS. No Filings with or by any governmental authority are required on the part of AHP or AHP Sub



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in connection with the execution and delivery of this Agreement or the transactions contemplated by this Agreement, except for (i) such Filings as shall have been made prior to and shall be effective as of the date hereof and
(ii) regulatory approvals relating to the testing, production or marketing of any Licensed Product.
          (d) LITIGATION. There is no action, suit, proceeding or investigation pending, or, to the best of AHP Sub's knowledge, any basis therefor or threat thereof, against AHP or AHP Sub which questions the validity of this Agreement or the right of AHP Sub to enter into this Agreement, or which is likely to result, either individually or in the aggregate, in the inability of AHP Sub to perform the transactions contemplated by this Agreement.
     4.2  REPRESENTATIONS OF GI SUB.  GI Sub hereby represents and warrants to AHP Sub as follows:
          (a) ORGANIZATION AND STANDING. GI Sub is a corporation duly organized, validly existing and in good standing under the laws of the
State of Delaware and has full corporate power and authority to conduct its
business as presently conducted and as proposed to be conducted by it.   GI Sub
has full corporate power and authority to enter into and perform this Agreement and to carry out the transactions contemplated by this Agreement.
          (b) AUTHORITY FOR AGREEMENT. The execution, delivery and performance by GI Sub of this Agreement have been duly authorized by all necessary corporate action, and this Agreement has been duly executed and delivered by GI Sub. This Agreement



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
constitutes the valid and binding obligation of GI Sub enforceable in accordance with its terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization or similar laws affecting generally the enforcement of creditors' rights and subject to a court's discretionary authority with respect to the granting of a decree ordering specific performance or other equitable remedies. The execution of and performance of this Agreement and compliance with its provisions by GI Sub will not violate any provision of law and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, the charter documents or by-laws of GI or GI Sub or any indenture, lease, agreement or other instrument to which GI or GI Sub is a party or by which they or any of their respective properties are bound, or any decree, judgment, order, statute, rule or regulation applicable to GI or GI Sub.
          (c) GOVERNMENTAL CONSENTS. No Filings with or by any governmental authority are required on the part of GI or GI Sub in connection with the execution and delivery of this Agreement or the transactions contemplated by this Agreement, except for (i) such Filings as shall have been made prior to and shall be effective as of the date hereof and (ii) regulatory approvals relating to the testing, production or marketing of any Licensed Product.
          (d) LITIGATION. There is no action, suit, proceeding or investigation pending, or, to the best of GI Sub's knowledge, any basis therefor or threat thereof, against GI or GI Sub which questions the validity of this Agreement or the right of GI Sub to


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
enter into this Agreement, or which is likely to result, either individually or in the aggregate, in the inability of GI Sub to perform the transactions contemplated by this Agreement.

                           ARTICLE V.  MISCELLANEOUS
                           -------------------------
         5.1. PUBLICITY. Except as required by law, neither party (nor any of its Affiliates) shall originate any publicity, news release or other public announcement, written or oral, relating to the Partnership Agreement, the Basic Agreements or this Agreement, or the existence of an arrangement between the parties, without prior written notice and consultation with the Steering Committee, but either party shall be free to originate such publicity unless the Steering Committee determines such proposed publicity would be detrimental to the best interest of the Partnership.
         5.2. ASSIGNMENT. Neither this Agreement nor any of the rights or obligations hereunder may be assigned or transferred by either party without the prior written consent of the other party, except to a party who acquires all or substantially all of the ethical pharmaceutical business of AHP or Wyeth, on the one hand, or of the business of GI, on the other hand, by merger, consolidation, sale of assets or otherwise.
         5.3. GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware.
         5.4. FORCE MAJEURE. In the event that either party is prevented from performing or is unable to perform any of its obligations under this Agreement due to any cause beyond the





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reasonable control of the party invoking this Section 5.4 if such party shall have used all reasonable efforts to avoid such occurrence, such party shall give notice to the other party in writing promptly, and thereupon the affected party's performance shall be excused and the time for performance shall be extended for the period of delay or inability to perform due to such occurrence.
         5.5. WAIVER. The waiver by any party of a breach or a default of any provision of this Agreement by the another party shall not be construed as a waiver of any succeeding breach of the same or any other provision, nor shall any delay or omission on the part of either party to exercise or avail itself of any right, power or privilege that it has or may have hereunder operate as a waiver of any right, power or privilege by such party.
         5.6 NOTICES. Any notice or other communication in connection with this Agreement must be in writing and if sent by mail, by first class registered or certified mail prepaid, return receipt requested, and if transmitted by telecopier, with a copy sent by mail in accordance with this
Section 5.6, and shall be effective when delivered personally to the addressee at the address or telecopier number listed below or such other address or telecopier number as the addressee shall have specified in a notice actually received by the addressor, provided that notice by telecopier shall not be effective until confirmed by mail as herein provided.





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
Notices to AHP Sub shall be addressed as follows:

                AHP IL-12 Corporation
                c/o American Home Products Corporation
                Five Giralda Farms
                Madison, New Jersey 07940
                Attention:  General Counsel
                Telecopier: (201) 660-7155

with a copy to:

                Wyeth-Ayerst Laboratories
                555 Lancaster Avenue
                St. David's, Pennsylvania 19087
                Attention:  Senior Vice President-
                            Business Development
                Telecopier: (610) 688-9498


Notices to GI Sub shall be addressed as follows:

                GI Drug Design, Inc.
                c/o Genetics Institute, Inc.
                87 CambridgePark Drive
                Cambridge, Massachusetts  02140
                Attention:  President
                Telecopier:  (617) 876-1679

with a copy to:

                General Counsel
                Legal Department
                Telecopier: (617) 876-5851

      5.7. NO AGENCY. Nothing herein shall be deemed to constitute a party as the agent or representative of another party for any purpose, or the parties as joint venturers or partners for any purpose other than as set forth in the Partnership Agreement. Each party shall be an independent contractor, not an employee or partner of the other, and the manner in which each party renders its services under this Agreement shall be within its sole discretion. Neither party shall be responsible for the acts or omissions of the other party, and neither party will have authority





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to speak for, represent or obligate the other party in any way without prior written authority from the other party.
        5.8. ENTIRE AGREEMENT. This Agreement and the Schedule hereto (which Schedule is deemed to be a part of this Agreement for all purposes) contain the full understanding of the parties with respect to the subject matter hereof and supersede all prior understandings and writings relating thereto. No waiver, alteration or modification of any of the provisions hereof shall be binding unless made in writing and signed by the parties by their respective officers thereunto duly authorized.
        5.9. HEADINGS. The headings contained in this Agreement are for convenience of reference only and shall not be considered in construing this Agreement.
        5.10. SEVERABILITY. In the event that any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable because it is invalid or in conflict with any law of any relevant jurisdiction, the validity of the remaining provisions shall not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular provisions held to be unenforceable.
        5.11. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.
        5.12. THIRD PARTIES. None of the provisions of this Agreement shall be for the benefit of or enforceable by any third party.





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        5.13.   COUNTERPARTS.  This Agreement may be executed in
any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.
        IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as a sealed instrument in their names by their properly and duly authorized officers or representatives as of the date set forth below.

                                AHP IL-12 CORPORATION


                                By:    /s/ Hans Mueller
                                   -----------------------------
                                Name:   Hans Mueller
                                     ---------------------------
                                Title:  Vice Pres. of AHP IL-12
                                      --------------------------
                                Date:   December 9, 1994
                                     ---------------------------


                                        GI DRUG DESIGN, INC.



                                By:   /s/ Jack Morgan
                                   -----------------------------
                                Name:      Jack Morgan
                                     ---------------------------
                                Title:     Vice President
                                      --------------------------
                                Date:      November 29, 1994
                                     ---------------------------




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EXCHANGE COMMISSION.  ASTERISKS DENOTE SUCH OMISSIONS.


                                   Schedule A
                                   ----------

I. The Parties hereby acknowledge the prior upfront payment of *********** by AHP Sub to GI Sub in consideration of the sale of the Partial Interest by GI Sub to AHP Sub.

II. As further consideration for the sale of the Partial Interest by GI Sub to AHP Sub, the milestone payments set forth below shall be paid by AHP Sub to GI Sub upon the achievement of the milestones set forth below by the Partnership (or its Affiliates, Sublicensees or distributors) in connection with the development and commercialization of IL-12 outside the Gene Therapy and Vaccine Adjuvant fields. Payments shall be made for the first indication to achieve each milestone in each of up to ***** Therapeutic Areas outside the Gene Therapy and Vaccine Adjuvant fields. Accordingly, GI Sub shall only receive payments once for each completed milestone in each Therapeutic Area. If the first indication in a Therapeutic Area fails before PLA approval, GI Sub shall be entitled to receive any unpaid milestone payments for that Therapeutic Area as milestones are achieved in another indication in that Therapeutic Area or in another indication in an additional Therapeutic Area for which the remaining milestone payments have not been paid. In no event shall GI Sub receive milestone payments in excess of ************** in any one Therapeutic Area or milestone payments in excess of *************** in the aggregate for all Therapeutic Areas.




                Milestone                                                   Payment
        ------------------------                                     -------------------------
        ********** of **********                                     $********* per indication
        *********************(1)

        ************* of ********                                     ********* per indication
        in a *****************(2)

        **********:         ****                                      ********* per indication
                            ****                                      ********* per indication

        ************:       ****                                      ********* per indication
                            ****                                      ********* per indication


- ---------
(l) The Partners hereby acknowledge the prior payment of ********** by AHP Sub to GI Sub in consideration of the





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CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.  ASTERISKS DENOTE SUCH OMISSIONS.


     ********** of *********************** in the *** and ******** Therapeutic
     Areas.

(2) This is a ************************ milestone which will occur when ******** of **************, **************** and ***** ******** of
     ***************** are obtained.  ******** ********  ********, while project dependent, will usually be based on *** or ********************** (i.e., ******************** or ************************** for a
     *******************).

     In the event that any of the foregoing milestones in a Therapeutic Area shall be achieved by GI Sub (or its Affiliates, Sublicensees or distributors) in its capacity as either a Sole Partner or a Continuing Partner (including during the ********* transition period described in Section 5.2(d) of the Partnership Agreement), such milestone or milestones shall not be deemed to have been achieved for purposes of this Agreement unless and until the Partnership shall thereafter reacquire rights to such Therapeutic Area pursuant to Section 5.2(c) or 5.2(d) of the Partnership Agreement. Upon the reacquisition of such rights by the Partnership, AHP Sub shall pay to GI Sub the related milestone payments. In the event that any of the foregoing milestones in a Therapeutic Area shall be achieved by AHP Sub (or its Affiliates, Sublicensees or distributors) in its capacity as either a Sole Partner or a Continuing Partner, such milestones shall be deemed to have been achieved for purposes of this Agreement at such time or times and, upon such time or times, AHP Sub shall pay to GI Sub the related milestone payments.


III. As further consideration for the sale of the Partial Interest by GI Sub to AHP Sub, in the event the Partnership (or its Affiliates, Sublicensees or distributors, but not third party commercial collaborators as described in
     Section 5.2(b) of the Partnership Agreement) shall develop and commercialize an IL-12 Gene Therapy or Vaccine Adjuvant Licensed Product, then AHP Sub shall negotiate, in good faith, license fees payable to GI Sub on the accomplishment of appropriate milestones which shall not exceed ********** per Licensed Product and with payments for no more than *** complete sets of milestone payments regardless of the number of Gene Therapy and Vaccine Adjuvant Licensed Products that may be commercialized by the Partnership (or its Affiliates, Sublicensees or distributors, but not third party commercial collaborators as described in Section 5.2(b) of the Partnership Agreement). Thus, if *** Licensed Products complete development and their respective milestone payments are fully paid, no additional benchmarks shall be payable for a ***** Licensed Product. If any of the first *** Licensed Products (or their substitutes) fail before payment of all of the applicable milestone payments, then regardless of the value of a substitute Licensed Product, only





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CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.  ASTERISKS DENOTE SUCH OMISSIONS.


     the remaining unpaid milestone payments negotiated with respect to the Licensed Product it is replacing shall be paid for such substitute Licensed Product. In addition, in no event shall the aggregate milestone payments for all Gene Therapy and Vaccine Adjuvant Licensed Products exceed ***********.





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